SHAREHOLDER’S VOTING PROXY AGREEMENT

I, Zhang Rongxuan, citizen of the People’s Republic of China (the “PRC”) with ID No. of ******************, is the shareholder of Kaifeng Jufeel Biotechnology Co., Ltd. (“Kaifeng Jufeel”) holding 49% equity interest of Kaifeng Jufeel, hereby irrevocably authorize the person designated by Kaifeng Ivan Biotechnology Co., Ltd. (“Kaifeng Ivan”) with the following powers and rights during the period of validity of this Power of Attorney:

I hereby authorize the person appointed by Kaifeng Ivan to exercise, on my behalf, all my rights as shareholder in accordance with PRC laws and Kaifeng Jufeel’s Articles of Association at the shareholders’ meetings of Kaifeng Jufeel, including but not limited to the right to call the shareholder’s meeting, accept the notice regarding the shareholder’s meeting and its discussion procedures, attend the shareholder’s meeting and exercise all voting rights represented by the 49% of Kaifeng Jufeel’s equity interest (including acting as my authorized representative to elect, designate or appoint the director, general manager, financial controller or other senior management personnel, to decide such matters as distribution of dividend), and to sell or transfer any or all of my equity interest held in Kaifeng Jufeel.

Such authorization and appointment are based upon the precondition that such person designated by Kaifeng Ivan is acting as an employee of Kaifeng Ivan or its affiliates and Kaifeng Ivan consents to such authorization and appointment in writing. Once such person designated by Kaifeng Ivan ceases to act as an employee of Kaifeng Ivan or its affiliates or Kaifeng Ivan notifies me to terminate such authorization and appointment, I shall withdraw such authorization and appointment granted hereby immediately and designate and authorize another individual nominated by Kaifeng Ivan to exercise the full aforesaid rights on my behalf at the shareholders’ meetings of Kaifeng Jufeel. If I die, I agree that my rights and obligations hereunder shall be immediately succeeded by the person designated by Kaifeng Ivan.

During the period when Kaifeng Jufeel is validly existing, unless the Business Operation Agreement jointly signed by and between Kaifeng Ivan and Kaifeng Jufeel is terminated for any reason whatsoever, this Power of Attorney will remain valid for an initial period of ten (10) years starting from the date when this Power of Attorney was executed. At the expiry hereof and upon the request of Kaifeng Ivan, I will extend the period of validity hereof as requested by Kaifeng Ivan. This Power of Attorney shall not be modified or terminated throughout its period of validity unless otherwise agreed by Kaifeng Ivan in writing.

 /s/ Zhang Rongxuan

Zhang Rongxuan, individually

Dated July 27, 2017

SHAREHOLDER’S VOTING PROXY AGREEMENT

I, Zhang Rongxuan, citizen of the People’s Republic of China (the “PRC”) with ID No. of **************** , as the legal representative of  Henan Jufeel Technology Investment Co., Ltd., shareholder of Kaifeng Jufeel Biotechnology Co., Ltd. (“Kaifeng Jufeel”) holding 51% equity interest of Kaifeng Jufeel, hereby irrevocably authorize the person designated by Kaifeng Ivan Technology Co., Ltd. (“Kaifeng Ivan”) with the following powers and rights during the period of validity of this Power of Attorney:

I hereby authorize the person appointed by Kaifeng Ivan to exercise, on my behalf, all my rights as shareholder in accordance with PRC laws and Kaifeng Jufeel’s Articles of Association at the shareholders’ meetings of Kaifeng Jufeel, including but not limited to the right to call the shareholder’s meeting, accept the notice regarding the shareholder’s meeting and its discussion procedures, attend the shareholder’s meeting and exercise all voting rights represented by the 50% of Kaifeng Jufeel’s equity interest (including acting as my authorized representative to elect, designate or appoint the director, general manager, financial controller or other senior management personnel, to decide such matters as distribution of dividend), and to sell or transfer any or all of my equity interest held in Kaifeng Jufeel.

Such authorization and appointment are based upon the precondition that such person designated by Kaifeng Ivan is acting as an employee of Kaifeng Ivan or its affiliates and Kaifeng Ivan consents to such authorization and appointment in writing. Once such person designated by Kaifeng Ivan ceases to act as an employee of Kaifeng Ivan or its affiliates or Kaifeng Ivan notifies me to terminate such authorization and appointment, I shall withdraw such authorization and appointment granted hereby immediately and designate and authorize another individual nominated by Kaifeng Ivan to exercise the full aforesaid rights on my behalf at the shareholders’ meetings of Kaifeng Jufeel. If I die, I agree that my rights and obligations hereunder shall be immediately succeeded by the person designated by Kaifeng Ivan.

During the period when Kaifeng Jufeel is validly existing, unless the Business Operation Agreement jointly signed by and between Kaifeng Ivan and Kaifeng Jufeel is terminated for any reason whatsoever, this Power of Attorney will remain valid for an initial period of ten (10) years starting from the date when this Power of Attorney was executed. At the expiry hereof and upon the request of Kaifeng Ivan, I will extend the period of validity hereof as requested by Kaifeng Ivan. This Power of Attorney shall not be modified or terminated throughout its period of validity unless otherwise agreed by Kaifeng Ivan in writing.

HENAN JUFEEL TECHNOLOGY INVESTMENT CO., LTD.

/s/ Zhang Rongxuan

Zhang Rongxuan, President

Dated July 27, 2017

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